UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2019

NATIONAL HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12629 (Commission File Number)	36-4128138 (I.R.S. Employer Identification No.)

200 Vesey Street, 25th Floor, New York, NY 10281

(Address, including zip code, of principal executive offices)

(212) 417-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	NHLD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2019, National Holdings Corporation (the “Company”), Daniel Santanello and Robert Maloney (in his capacity as representative of the sellers), entered into Amendment No. 1 (the “Amendment”), which amended that certain Stock Purchase Agreement, dated as of August 26, 2019 (the “Purchase Agreement”), by and among the Company, Daniel Santanello, Robert Maloney and the other sellers named therein. The Amendment amended the Purchase Agreement to reflect certain clarifications to the terms of the Purchase Agreement as agreed to by the parties.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to Stock Purchase Agreement, dated as of October 11, 2019, by and among Daniel Santanello, Robert Maloney and National Holdings Corporation.

Forward Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements. Any such statements, other than statements of historical fact, are based on management’s current expectations, estimates, projections, beliefs and assumptions about the Company, its current and prospective portfolio investments, and its industry. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control, difficult to predict and could cause actual results to differ materially from those expected or forecasted in such forward-looking statements. Actual developments and results are likely to vary materially from these estimates and projections as a result of a number of factors, including the transactions contemplated by the Purchase Agreement may not be consummated due to a failure of closing conditions to be satisfied or otherwise and other risks described from time to time in the Company’s filings with the Securities and Exchange Commission. Such statements speak only as of the time when made, and the Company undertakes no obligation to update any such forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:October 17, 2019	NATIONAL HOLDINGS CORPORATION (Registrant) By: /s/ Michael Mullen Name: Michael Mullen Title: Chief Executive Officer